EX-99.906


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: SENTINEL GROUP FUNDS, INC.

         In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

     1.  The Report fully complies with the requirements of Section 13(a) or 15
         (d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: September 7, 2006
/s/ Christian W. Thwaites
-------------------------
Christian W. Thwaites
President and Chief Executive Officer














                          CERTIFICATION PURSUANT TO 18
            U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: SENTINEL GROUP FUNDS, INC.

         In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

     1.  The Report fully complies with the requirements of Section 13(a) or 15
         (d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: September 7, 2006

/s/ Thomas P. Malone
---------------------
Thomas P. Malone
Vice President and Treasurer